Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Income (loss) before income taxes for the years ended December 31, 2020, 2019 and 2018 consisted of:

(in thousands)	2020	2019	2018
Pretax (loss) income in The Netherlands	$(16,640)	$17,455	$(1,675)
Pretax income (loss) from foreign operations	456,112	(95,231)	227,412
	$439,472	$(77,776)	$225,737
Income tax expense (benefit) for the years ended December 31, 2020, 2019 and 2018 are as follows:

(in thousands)	2020	2019	2018
Current—The Netherlands	$270	$5,670	$5,794
—Foreign	86,720	13,371	52,835
	86,990	19,041	58,629
Deferred—The Netherlands	(6,921)	4,177	2,551
—Foreign	215	(59,539)	(25,823)
	(6,706)	(55,362)	(23,272)
Total income tax expense (benefit)	$80,284	$(36,321)	$35,357
The Netherlands statutory income tax rate was 25% for the years ended December 31, 2020, 2019 and 2018. Income from foreign subsidiaries is generally taxed at the statutory income tax rates applicable in the respective countries of domicile. The principal items comprising the differences between income taxes computed at The Netherlands statutory rate and our effective tax rate for the years ended December 31, 2020, 2019 and 2018 are as follows:

	2020	2019	2018
Income taxes at The Netherlands statutory rate	25.0%	25.0%	25.0%
Unrecognized tax benefits(1)	8.2	(14.1)	6.0
Valuation allowance(2)	(8.1)	(26.9)	1.5
Taxation of foreign operations, net(3)	(2.1)	33.1	(15.1)
Prior year taxes	(1.6)	(1.4)	0.2
Tax impact from intangible property transfer	(0.8)	27.2	—
Tax impact from (deductible) nondeductible items	(0.8)	(10.3)	1.3
Excess tax benefit related to share-based compensation	(0.6)	5.1	(2.1)
Government incentives and other deductions(4)	(0.6)	9.7	(1.2)
Changes in tax laws and rates	(0.3)	(0.4)	0.8
Other items, net	0.0	(0.3)	(0.7)
Effective tax rate	18.3%	46.7%	15.7%
  ____________________
(1) During 2020, we analyzed accruals for tax contingencies, primarily related to the potential nondeductibility of the $95.0 million expense reimbursement paid in connection with the unsuccessful acquisition attempt by Thermo Fisher and ongoing income tax audits.
(2) Due to increased taxable income and deferred tax liability position in 2020, we released a net $35.6 million valuation allowance primarily related to U.S. disallowed interest.
(3) Our effective tax rate reflects the benefit of our global operations where certain income or loss is taxed at rates higher or lower than The Netherlands’ statutory rate of 25% as well as the benefit of some income being partially exempt from income taxes due to various intercompany operating and financing activities. These foreign tax benefits are due to a combination of favorable tax laws, regulations and exemptions in these jurisdictions. Partial tax exemptions exist on foreign income primarily derived from operations in Germany, The Netherlands and Singapore. Further, we have intercompany financing arrangements in which the intercompany income is nontaxable or partially exempt or subject to lower statutory tax rates. During 2020, we had intercompany arrangements through Dubai, and in 2018 through mid-2019 had arrangements through Luxembourg and Ireland.
(4) Government incentives include favorable tax regulations in the U.S. relating to research and development expense and other government incentives.
We conduct business globally and, as a result, file numerous consolidated and separate income tax returns in The Netherlands, Germany, and the U.S. federal jurisdiction, as well as in various other state and foreign jurisdictions. In the normal course of business, we are subject to examination by taxing authorities throughout the world. Tax years in The Netherlands are potentially open back to 2008 for income tax examinations by tax authorities. The German group is open to audit for the tax years starting in 2014 and in 2019, the German tax authority commenced an audit for the 2014-2016 tax years. The U.S. consolidated group is subject to federal and most state income tax examinations by tax authorities beginning with the year ending December 31, 2017 through the current period. Our other subsidiaries, with few exceptions, are no longer subject to income tax examinations by tax authorities for years before 2016.
Changes in the amount of unrecognized tax benefits for the years ended December 31, 2020, 2019, and 2018 are as follows:

(in thousands)	2020	2019	2018
Balance at beginning of year	$58,002	$55,780	$44,033
Additions based on tax positions related to the current year	31,758	5,770	3,359
Additions for tax positions of prior years	3,560	14,532	11,984
Decrease for tax position of prior years	(57)	(9,073)	—
Decrease related to settlements	—	(7,605)	—
Decrease due to lapse of statute of limitations	(520)	(409)	(1,238)
Increase (decrease) from currency translation	7,349	(993)	(2,358)
Balance at end of year	$100,092	$58,002	$55,780
At December 31, 2020 and 2019, our net unrecognized tax benefits totaled approximately $100.1 million and $58.0 million, respectively, which, if recognized, would favorably affect our effective tax rate in any future period. It is reasonably possible that approximately $38.0 million of the unrecognized tax benefits may be released or utilized during the next 12 months due to lapse of statute of limitations or settlements with tax authorities; however, various events could cause our current expectations to change in the future. The above unrecognized tax benefits, if ever recognized in the financial statements, would be recorded in the statements of income (loss) as part of income tax expense (benefit).
Our policy is to recognize interest accrued related to an underpayment of income taxes in interest expense and penalties within income tax expense. For the years ended December 31, 2020, 2019 and 2018, we recognized a net expense for interest and penalties of $1.9 million, $1.6 million and $1.1 million, respectively. At December 31, 2020 and 2019, we have accrued interest of $4.4 million and $2.5 million, respectively, which are not included in the table above.
We have recorded net deferred tax assets of $15.7 million and $33.1 million at December 31, 2020 and 2019, respectively. The components of the net deferred tax asset and liability at December 31, 2020 and 2019 are as follows:

	2020		2019
(in thousands)	Deferred Tax Asset	Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability
Net operating loss and tax credit carryforward	$67,856	$—	$50,274	$—
Accrued and other liabilities	22,926	—	17,977	—
Inventories	3,872	(2,269)	4,726	(1,439)
Unrealized gain (loss) on investments	—	(25,779)	—	(4,973)
Property, plant and equipment	6,099	(23,376)	5,297	(20,332)
Intangible assets	2,817	(55,999)	1,078	(26,294)
Share-based compensation	18,377	—	13,787	—
Disallowed interest carryforwards	42,090	—	73,690	—
Convertible notes	6,512	(13,513)	7,104	—
Other	9,428	(6,046)	5,998	(6,174)
	179,977	(126,982)	179,931	(59,212)
Valuation allowance	(37,332)	—	(87,619)	—
	$142,645	$(126,982)	$92,312	$(59,212)
Net deferred tax assets		$15,663		$33,100
At December 31, 2020, we had $686.3 million in total net operating loss (NOL) carryforwards which included $318.6 million for Germany, $176.4 million for the U.S., $68.5 million for The Netherlands, $49.8 million for Spain, and $73.0 million for other foreign jurisdictions. The NOL carryforwards in Germany and Spain carryforward indefinitely and we expect them to be fully utilized in future years. The entire NOL carryforward in the U.S. is subject to limitations under Section 382 of the U.S. Internal Revenue Code. The NOL carryforwards in the U.S. expire between 2024 and 2034 and in The Netherlands the NOL carryforwards expire between 2026 and 2028. NOL carryforwards of $25.3 million in other foreign jurisdictions expire between 2021 and 2030 while the remainder can be carried forward indefinitely. At December 31, 2020, we had $158.8 million of disallowed interest carryforwards which can be carried forward indefinitely. At December 31, 2020, tax credits total $3.0 million which expire between 2030 and 2039.
For the years ended December 31, 2020, 2019 and 2018, the changes in the valuation allowance charged to income tax expense totaled $36.8 million, $19.0 million and $0.8 million, respectively. For the year ended December 31, 2020, the changes in the valuation allowance charged to additional paid in capital totaled $13.5 million. The valuation allowance principally relates to disallowed interest carryforwards and net operating loss carryforwards. The Company can only recognize a deferred tax asset to the extent it is "more likely than not" that these assets will be realized. Judgments around realizability depend on the availability and weight of both positive and negative evidence.
As of December 31, 2020, a deferred tax liability has not been recognized for residual income taxes in The Netherlands on the undistributed earnings of the majority of our foreign subsidiaries as these earnings are considered to be either indefinitely reinvested or can be repatriated tax free under the Dutch participation exemption. The indefinitely reinvested earnings retained of our subsidiaries that would be subject to tax if distributed amounted to $538.3 million at December 31, 2020. Estimating the amount of the unrecognized deferred tax liability on indefinitely reinvested foreign earnings is not practicable. Should the earnings be remitted as dividends, we may be subject to taxes including withholding tax. We have $28.1 million of undistributed earnings that we do not consider indefinitely reinvested and have recorded a deferred tax liability at December 31, 2020 and 2019, of $1.6 million and $1.5 million, respectively.